THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in or deriving revenue from the Republic of China. Daiwa Asset Management (H.K.) Ltd. is the Fund's Investment Manager. National Capital Management Corp. of Taiwan is the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers.

    The Fund held its Annual Meeting of Shareholders on June 6, 1997 and a press release summarizing the results of that meeting had been sent to the Fund's registered holders shortly thereafter. If you would like to receive a copy of that release, please contact Daiwa Securities Trust Company, the Fund's Administrator (the "Administrator") at the number shown below.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-8522) 521-0166, or the Administrator at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to State Street Bank and Trust Company (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in the Fund's shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing to State Street Bank and Trust Company, c/o The Taiwan Equity Fund, Inc., P.O. Box 8200, Boston, MA 02266-8200.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                   July 21, 1997
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

STOCK MARKET REVIEW

    The Taiwan stock market as represented by the Taiwan Weighted Index ("TWI") rose 30.23%, from 6,934 to 9,030, during the first half of 1997. During the same period, the New Taiwan Dollar ("TWD") depreciated against the U.S. Dollar ("USD") from TWD 27.491 to 27.812, a decline of 1.17%. Consequently, the TWI gained 28.7% in USD terms during the period.

    With good liquidity and strong momentum, and boosted by a good outlook for the economy, the Taiwanese market rose from 6,934 at the beginning of the year to around the 8,600 level by mid-March. Stronger-than-expected orders for electronics, a high-tech rally in other major markets, the government's proposal to accelerate land and infrastructure development, and the continuing inflow of foreign funds all enhanced investor buying interest. Depsite the death of mainland China's Deng Xiaoping in February 1997, the strong Taiwanese market sentiment was not impacted. To cool off the overheated equity market, Taiwan's SEC and Central Bank expressed their concern and adopted several measures, including a slowdown in the approval of new foreign investment quotas and equity fund applications, and the rejection of applications for rights issues filed by listed companies. From mid-March to May, the market tried to surpass strong resistance at the 8,700 level three times, but failed. In addition, market momentum also weakened in early May in response to public and opposition party protests for a cabinet reshuffling due to a rising crime rate and general dissatisfaction with the government. As a result, the market retreated, falling to around the 8,000 level in May. Market sentiment and momentum improved in early June as a result of the SEC's decision to speed up approval of new equity fund applications, good sales and order growth at several major electronics companies, as well as new highs in the U.S. market. The TWI rose 10.6% in June 1997, to close at 9,030 on June 30th.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    Exports grew by 4.6% year-on-year ("YOY") in the first half of 1997, which was less than the 8.0% YOY growth rate forecast by the government. This was mainly due to a seasonal export slowdown of information and technology products and a suspension of all pork exports due to the outbreak of foot-and-mouth disease in Taiwan's hog population. The impact of this outbreak may linger for several quarters. Export orders are an indicator of Taiwan's export performance for the next three to five months. The average growth rate of export orders in the first five months was 3.3% YOY. The Fund's management believes that this figure indicates a moderate growth rate in Taiwan's exports in the second half of 1997. Imports rose by 9.4% YOY in the same period. Compared to a decline of 1.2% YOY for the entire year of 1996, import growth improved as a result of increased consumer spending and stronger demand for capital goods in Taiwan. The Fund's management believes that this growth can be expected to continue to increase moderately with domestic economic growth.

    The trade surplus in the first half of 1997 was USD 5.2 billion, 37% of 1996's annual surplus. In both the near-term and short-term, Taiwan's trade surplus is expected to shrink because of continued greater import

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
growth. The Fund's management believes that the first half of the year's trade picture supports this trend. Another adverse factor is the appreciation of the TWD against the Japanese yen and German mark, which has reduced Taiwan's export competitiveness.

INFLATION

    The Consumer Price Index ("CPI") recorded an average increase of 1.4% YOY in the first half of 1997, much lower than the government's tolerance limit of 2.5%. The price stability was mainly due to a plunge in food prices, driven by lower pork prices from the foot-and-mouth disease epidemic and lower import commodity prices. The average Wholesale Price Index (WPI) showed a decrease of -2.6% YOY during the same period. Declining international prices for raw materials and the appreciation of the TWD against the Japanese yen and German mark were major contributing factors. The Fund's management expects that inflation will not be much of a concern in view of the figures so far this year, and predicts that the CPI will increase by about 2.2% YOY during 1997.

EXCHANGE RATE

    For the period under review, the TWD depreciated from 27.49 to 27.81 against the USD. The TWD depreciated mainly because of heavy commercial demand for the USD and the strength of the USD against other major currencies. Taiwan's Central Bank made it clear that it wants to prevent a rapid depreciation of the TWD. In spite of Taiwan's continued slow export growth, the Fund's management expects the TWD to remain within a range of 27.8 to 29.0 against the USD in the second half of 1997. The Central Bank may also seek to prevent a sharp appreciation of the TWD so as not to retard Taiwan's export competitiveness and the economic recovery.

MONEY SUPPLY, INTEREST RATES AND MONETARY POLICY

    The average M1b growth rate in the first half of 1997 was 13.6% YOY with an upward trend. M1b increased from 11.26% YOY in January 1997 to 14.5% YOY in June 1997 mainly because more funds were shifted from less attractive time deposits to demand deposits in conjunction with the buoyant equity market. M2 growth was more stable in the first half with an average rate of 9.6% YOY, attributed to the slow economic recovery and a decline in lending activity. In the coming months, the Fund's management expects M2 to remain toward the low end of the Central Bank's 9% to 14% target growth range due to limited demand for bank loans, slow economic recovery and the trend for borrowers to use direct financing to obtain credit. The Fund's management expects M1b to stay at a high level due to active turnover in the equity market.

    Except for the period of the Chinese New Year in late January 1997, short-term interest rates stayed at around 6.0% for most of the period. Apprehensive about an overheated stock market, Taiwan's Central Bank has been slowing the tide of capital rushing into the securities markets by conducting open market operations to absorb excess liquidity. This caused short-term interest rates to hit 7.2% in early April 1997. In late June of this year, as the equity market took funds from the banking system, the overnight interbank rate rose to double digits.

    Looking forward, the Fund's management believes that short-term rates should come down to a range of 6.0% to 7.0% under normal conditions. Recent economic indicators suggest that the Central Bank is likely to maintain its "moderately loose, but not too loose" monetary policy to revive the economy. The Central Bank will also continue to monitor the level of bank reserves and capital flowing into the equity market, and engage in open market transactions to ensure that the stock market does not overheat. Furthermore, in the longer term, the Central Bank may gradually adjust downward the reserve requirement ratios to improve the competitiveness of Taiwan's banks.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

ECONOMIC GROWTH

    Gross Domestic Product ("GDP") grew by 6.8% YOY in the first quarter of 1997, higher than the previous quarter's 6.6% YOY, reflecting stronger private consumption. In addition, growth in industrial production in the first five months of 1997 was 6.0% YOY, higher than 4.8% YOY growth experienced during the fourth quarter of 1996. These figures indicate that Taiwan's economy is recovering moderately. However, the foot-and-mouth disease epidemic in March had a significant impact on the economy. The ban on the export of pork products may hinder economic growth by 0.5%. Despite this, 1997 GDP growth is forecast to outpace the 5.7% YOY rate of 1996, probably reaching 6.3% YOY. The Fund's management believes that 1997 private investment will grow an estimated 10.0%, up from 4.6% in 1996. Government investment is expected to grow an estimated 8.0%. Increasing private investment, the expedition of public infrastructure projects and expected stronger demand from the Peoples' Republic of China ("PRC") are all major factors supporting higher growth.

POLITICAL REVIEW AND OUTLOOK

    Despite the fact that direct shipping links between Taiwan and the PRC started in late April, the impact looks minimal because the new routes are unpopular. Taiwan and Hong Kong reached an agreement in late May concerning post-handover transportation links. Both Taiwan and Hong Kong have acted in a practical manner on related issues. On July 1, 1997, the world's attention was focused on the handover of Hong Kong from Great Britain to the PRC, which proceeded smoothly. A meeting of Taiwan's semi-official representative with Hong Kong authorities after the handover signaled that relations will continue in a positive manner. Therefore, it appears that any impact on Taiwan's trade and transport links with the mainland via Hong Kong will be limited. Taipei's policy is to maintain its separation from mainland China for the time being, at least until the latter has demonstrated more economic and political progress. However, the Fund's management expects that ties between the PRC and Taiwan will develop in a practical manner and a more positive fashion in the future.

    On the domestic front, the government of Taiwan acted to form a consensus among the different political parties. An alliance seems to have evolved between the ruling Kuomintang Party ("KMT") and the major opposition Democratic Progressive Party (DPP) since December 1996. These two parties reached a consensus on a number of issues regarding the simplification of the structure of the provincial government and an amendment to the constitution waving the legislature's right to confirm the president's nominee for premier. However, the KMT's reputation has been seriously damaged due to the rising rate of violent crime in Taiwan. The cabinet was partially reshuffled in May after a massive public demonstration protesting dissatisfaction with the government. With the completion of constitutional amendments in early July 1997, the government is expected to become more efficient. Another extensive cabinet reshuffling is to be finalized by early September, 1997. From that time on, domestic politics are expected to enter a new era. The next focus will be the year-end county commissioner elections. The Fund's management expects political uncertainty to increase again by year's end. However, taking a long-term view, the Fund's management is optimistic that political influence on the stock market will generally be neutral.

STOCK MARKET OUTLOOK

    The Taiwan market is trading at a price-to-earnings ratio of around 28 at about 9,600 on the TWI. In light of expensive valuations and governmental measures to cool the market, funds may move to cheaper stocks like construction/property or cyclical issues. The 8,800 to 9,000 market level may be considered good support if there is a correction. In the coming months, the Central Bank may not tighten monetary policy because it wants the economy to accelerate. Domestic liquidity should remain high and provide support for the stock market. Bargain hunting for non-electronic blue chips and buying by government-related, as well as new equity funds,

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
should help support the market. The following factors bode well for the market:
(1) the Taiwanese government approved several new funds to invest in the equity market; (2) the government will provide TWD 100 billion in low-interest funds for housing loans in order to boost the property market; and (3) bidders paid a large premium at a recent land auction in Taipei's prime business district, signaling investor confidence in Taiwan's economy. In addition, in view of the good liquidity and likely good sales and earnings growth of electronics companies in the fourth quarter, the market may be even richer by October 1997. However, by year's end, the Fund's management expects the market to trade in a tight trading range due to increasing political uncertainty that will accompany the county commissioner elections.

FUND PERFORMANCE AND STRATEGY

    As of June 30, 1997, the Fund's total net assets were USD 81.8 million, equivalent to USD 18.14 per share. Compared to USD 12.09 per share on December 31, 1996, the Fund's net asset value appreciated by 50.0%, out-performing the TWI by 21.3% in USD terms.

    In terms of strategy, in the coming months, the Fund's management plans to remain fully invested. The Fund will continue to overweight in the electronics, construction and steel sectors. The electronics sector is expected to continue to outperform due to its strong global competitiveness and good earnings growth potential. Semiconductors may enjoy good earnings growth in the coming year. Downstream electronics producers may continue to increase market share in a wide range of product categories. Property shares are favored, as the supply and demand balance for property in Taiwan may steadily improve. Steel companies have enjoyed rising business for months and may continue to be good investments. Lastly, as for the over-the-counter market, the Fund may continue to hold shares of selected securities firms and banks.

    The Fund has not invested, and presently does not intend to invest, in any derivative securities. Although foreign currency hedging is permitted by the Fund's investment policies, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Victor Shih has been the Fund's portfolio manager since January 1, 1996 and is responsible for the day-to-day management of the Fund's portfolio. Mr. Shih joined Daiwa Asset Management (H.K.) Ltd. ("DAM") in May 1995 and is currently a portfolio manager with the company specializing in the Taiwan market. Prior to joining DAM, from 1990 to mid-1995, Mr. Shih worked for the Taipei Branch of ABN-AMRO Bank where he was Assistant Vice President in charge of company/industry analysis, credit analysis, and marketing corporate financial products to clients.

    We would like to thank you for your continuing support and interest in The Taiwan Equity Fund, Inc.

Sincerely,

   [/S/ SHUICHI KOMORI]                     [/S/ MASARU ARAI]
SHUICHI KOMORI                              MASARU ARAI
CHAIRMAN OF THE BOARD                       PRESIDENT

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--98.06%
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
BANKS--4.52%
   597,800 Chinatrust Commercial Bank.............. $ 1,085,463
   908,400 Far Eastern International Bank..........     636,912
   840,000 Grand Commercial Bank...................     770,171
   294,000 Hua Nan Commercial Bank.................   1,199,806
                                                    -----------
                                                      3,692,352
                                                    -----------
COMPUTERS--9.03%
   697,104 Acer Inc................................   2,506,486
   200,000 Acer Sertek Inc.........................     740,687
   329,030 Compal Electronics Inc..................   1,301,356
   600,000 Elitegroup Computer Systems.............   1,348,339
   353,981 GVC Corp................................     763,658
   120,000 Inventec Co., Ltd.......................     724,867
                                                    -----------
                                                      7,385,393
                                                    -----------
CONSTRUCTION ENGINEERING--5.55%
 1,000,000 BES Engineering Corp....................   1,319,574
   820,000 Cathay Construction Corp................   1,415,216
   780,000 Chief Construction Corp.................   1,570,545
   220,000 Pacific Construction Corp...............     234,935
                                                    -----------
                                                      4,540,270
                                                    -----------
ELECTRICAL MACHINERY--3.74%
   540,832 Phoenixtec Power Co., Ltd...............   1,429,281
   303,275 Taichung Machinery Works................     654,268

  SHARES                                               VALUE
----------                                          -----------
   500,000 Tatung Co., Ltd......................... $   970,804
                                                    -----------
                                                      3,054,353
                                                    -----------
ELECTRONICS--16.56%
   836,250 CMC Magnetics Corp......................   2,495,640
   812,500 D-Link Corp.............................   2,278,693
   125,000 Dyna Image Corp.........................     253,937
   398,736 Hon-Hai Precision Industrial Corp.......   2,939,051
   260,000 Macronix International Co., Ltd.........     602,977
   240,000 Microtek International, Inc.............     608,371
   960,000 Taiwan Liton Electronic Co., Ltd........   3,348,195
   300,000 WUS Printed Circuit Co., Ltd............   1,013,951
                                                    -----------
                                                     13,540,815
                                                    -----------
FINANCIAL SERVICES--0.92%
   200,000 Yuanta Securities Corp..................     755,070
                                                    -----------
LIFE INSURANCE--2.14%
   150,100 Cathay Life Insurance Co., Ltd..........     858,115
   220,000 Shin Kong Life Insurance Co., Ltd.......     893,859
                                                    -----------
                                                      1,751,974
                                                    -----------
METAL PRODUCTS--0.90%
   500,000 Ton Yi Industrial Corp..................     738,890
                                                    -----------
MISCELLANEOUS--2.32%
   320,000 Mustek Systems Inc......................     977,995
   207,100 Taiwan SECOM Corp.......................     915,910
                                                    -----------
                                                      1,893,905
                                                    -----------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

TAIWANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
PLASTICS--9.26%
   800,000 China Petrochemical Development Corp.... $ 1,412,340
 1,046,400 Formosa Plastics Corp...................   2,520,811
   710,485 Grand Pacific Petrochemical Corp........     733,170
   996,676 Nan Ya Plastics Corp....................   2,902,731
                                                    -----------
                                                      7,569,052
                                                    -----------
REAL ESTATE--5.37%
 2,200,000 Bao Chen Construction Corp..............   2,088,307
   600,000 Hong Chung Construction Co., Ltd.+......     478,930
   600,000 Kindom Construction Co., Ltd............   1,488,566
   113,000 Sun Splendor Co., Inc...................     335,197
                                                    -----------
                                                      4,391,000
                                                    -----------
RETAIL--1.61%
   700,000 Ability Enterprises Co., Ltd............     810,442
   200,000 Chun Hsin Co., Ltd......................     506,975
                                                    -----------
                                                      1,317,417
                                                    -----------
SEMICONDUCTORS--26.28%
   910,800 Advanced Semiconductor Engineering
           Inc....................................    3,454,962
   840,000 Mosel Vitelic Inc.......................   2,068,891
   700,000 Siliconware Precision Industries Co.,
           Ltd....................................    2,365,885
 1,500,000 Taiwan Semiconductor Manufacturing
           Co.....................................    6,660,794
 1,700,000 United Microelectonics Corp.............   6,937,653
                                                    -----------
                                                     21,488,185
                                                    -----------

  SHARES                                               VALUE
----------                                          -----------

SHIPS & SHIPPING--2.18%
 1,070,000 Evergreen Marine Corp................... $ 1,781,281
                                                    -----------
STEEL--2.70%
   800,000 China Steel Corp........................     845,678
 1,000,000 Feng Hsin Iron & Steel Corp., Ltd.......   1,362,721
                                                    -----------
                                                      2,208,399
                                                    -----------
TEXTILE--3.74%
 1,749,550 Formosa Chemicals & Fiber Corp..........   2,541,415
   700,000 Shinkong Synthetic Fiber Corp...........     518,481
                                                    -----------
                                                      3,059,896
                                                    -----------
TRANSPORTATION--AIR--1.24%
   741,148 China Airlines..........................   1,015,308
                                                    -----------
Total Taiwanese Common Stocks
  (Cost--$53,159,428).............................   80,183,560
                                                    -----------

-------------------------------------------
SHORT-TERM INVESTMENTS--2.02%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
NEW TAIWAN DOLLAR SAVINGS ACCOUNT--2.00%
    45,477 International Commercial Bank of China,
           1.50% (Payable on Demand)..............    1,635,157
                                                    -----------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                VALUE
----------                                          -----------
U.S. DOLLAR TIME DEPOSIT--0.02%
        16 Bank of New York, 3.60% due 7/1/97...... $    16,140
                                                    -----------
Total Short-Term Investments (Cost--$1,650,549)...
                                                      1,651,297
                                                    -----------
Total Investments--100.08%
  (Cost--$54,809,977).............................   81,834,857
Liabilities in excess of other assets--(0.08)%....
                                                       (68,777)
                                                    -----------
NET ASSETS (Applicable to 4,507,318 shares of
  capital stock outstanding; equivalent to $18.14
  per share)--100.00%.............................  $81,766,080
                                                    -----------
                                                    -----------

------------------------

   +  Non-income producing security.

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Semiconductors.....................    26.28%
Electronics........................    16.56
Plastics...........................     9.26
Computers..........................     9.03
Construction Engineering...........     5.55
Real Estate........................     5.37
Banks..............................     4.52
Textile............................     3.74
Electrical Machinery...............     3.74
Steel..............................     2.70

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
United Microelectonics Corp........     8.48%
Taiwan Semiconductor Manufacturing
  Co...............................     8.15
Advanced Semiconductor Engineering
  Inc..............................     4.23
Taiwan Liton Electronic Co.,
  Ltd..............................     4.09
Hon-Hai Precision Industrial
  Corp.............................     3.59
Nan Ya Plastics Corp...............     3.55
Formosa Chemicals & Fiber Corp.....     3.11
Formosa Plastics Corp..............     3.08
Acer Inc...........................     3.07
CMC Magnetics Corp.................     3.05

See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$54,809,977)........................    $ 81,834,857
  Interest and dividends receivable..........         105,705
  Deferred organizational expenses...........          37,674
  Prepaid expenses...........................          41,502
                                                 ------------
    Total assets.............................      82,019,738
                                                 ------------
LIABILITIES
  Payable to investment manager..............          74,418
  Payable to administrator...................          12,500
  Accrued expenses and other liabilities.....         166,740
                                                 ------------
    Total liabilities........................         253,658
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   4,507,318 shares issued and outstanding...          45,073
  Paid-in capital in excess of par value.....      60,222,166
  Accumulated net investment loss............        (721,118)
  Accumulated net realized loss on
   investments...............................      (4,804,947)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      27,024,906
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 81,766,080
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $      18.14
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $36,441)..................................    $    145,764
  Interest (net of withholding taxes of
   $1,197)...................................           8,831
                                                 ------------
    Total investment income..................         154,595
                                                 ------------
EXPENSES:
  Investment management fee..................         391,179
  Taiwan stock dividend tax..................         172,191
  Administration fee and expenses............          77,574
  Custodian fees and expenses................          51,090
  Legal fees and expenses....................          42,910
  Audit and tax services.....................          31,675
  Reports and notices to shareholders........          25,758
  Directors' fees and expenses...............          21,153
  Insurance expense..........................          19,738
  Amortization of organizational expenses....           9,750
  Transfer agency fee and expenses...........           5,643
  Other......................................          27,052
                                                 ------------
    Total expenses...........................         875,713
                                                 ------------
NET INVESTMENT LOSS..........................        (721,118)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       5,787,181
  Net realized foreign currency transaction
   losses....................................          (9,189)
  Net change in unrealized appreciation on
   investments in equity securities..........      22,196,209
  Net change in unrealized appreciation on
   translation of short-term investments and
   other assets and liabilities denominated
   in foreign currency.......................             589
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      27,974,790
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 27,253,672
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED         FOR THE YEAR
                                                   JUNE 30,          ENDED
                                                     1997         DECEMBER 31,
                                                 (UNAUDITED)          1996
                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (721,118)    $  (934,816)
  Net realized gain (loss) on:
    Investments..............................       5,787,181      (2,478,779)
    Foreign currency transactions............          (9,189)        (92,569)
  Net change in unrealized appreciation on:
    Investments in equity securities.........      22,196,209      14,512,940
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................             589           9,400
                                                 ------------     ------------
  Net increase in net assets resulting from
   operations................................      27,253,672      11,016,176
                                                 ------------     ------------
NET ASSETS:
  Beginning of period........................      54,512,408      43,496,232
                                                 ------------     ------------
  End of period..............................    $ 81,766,080     $54,512,408
                                                 ------------     ------------
                                                 ------------     ------------

                See accompanying notes to financial statements.

----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Prior to commencing operations on July 25, 1994, the Fund had no operations other than the sale of 7,120 shares of common stock for a total of $100,036 on July 19, 1994 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa Securities Trust Company ("DSTC"), the Fund's administrator and custodian, and Daiwa Asset Management (H.K.) Ltd., the Fund's investment manager. Organizational costs of approximately $98,000 were deferred and are being amortized on the straight line method over a period of five years beginning with the date on which the Fund commenced investment operations.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    During the six months ended June 30, 1997, the Fund was subject to Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays to the Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets. During the six months ended June 30, 1997, the Fund paid brokerage commissions of $45,982 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions.

    The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Manager pays to the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. Brokerage commissions of $5,595 were paid by the Fund during the six months ended June 30, 1997 to National Securities, an affiliate of the Adviser, in connection with portfolio transactions.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 1997, expenses of $2,574 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended June 30, 1997, DSTC earned $18,629 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At June 30, 1997, the Fund owed to DSTC $12,500 and $20,785 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to ICBC totalling $17,421.

    During the six months ended June 30, 1997, the Fund paid or accrued $42,763 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at June 30, 1997 was $53,189,146, excluding $1,650,549 of short-term investments. At that date, for federal income tax purposes, the net unrealized appreciation on investments, excluding short-term securities, of $26,994,414 was composed of gross appreciation of $27,841,966 for those investments having an excess of value over cost, and gross depreciation of $847,552 for those investments having an excess of cost over value. For the six months ended June 30, 1997, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $33,985,209 and $33,884,033, respectively.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 4,507,318 shares outstanding at June 30, 1997, DSA owned 7,318 shares.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                                    FOR THE SIX                            FOR THE
                                                                      MONTHS         FOR THE YEARS          PERIOD
                                                                       ENDED        ENDED DECEMBER      JULY 25, 1994*
                                                                     JUNE 30,             31,              THROUGH
                                                                       1997        -----------------     DECEMBER 31,
                                                                    (UNAUDITED)     1996      1995           1994
                                                                    -----------    -------   -------    --------------
Net asset value, beginning of period.............................    $ 12.09        $ 9.65   $ 14.10        $ 14.05
                                                                    -----------    -------   -------        -------
Net investment income (loss).....................................      (0.16)        (0.21)    (0.21)          0.18
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions...................................       6.21          2.65     (3.94)          0.06
                                                                    -----------    -------   -------        -------
Net increase (decrease) in net asset value resulting from
 operations......................................................       6.05          2.44     (4.15)          0.24
                                                                    -----------    -------   -------        -------
Less: dividends and distributions to shareholders
  Net investment income..........................................      --            --        (0.17)       --
  Net realized gains from investments and foreign currency
   transactions..................................................      --            --        (0.13)       --
                                                                    -----------    -------   -------        -------
Total dividends and distributions to shareholders................      --            --        (0.30)       --
                                                                    -----------    -------   -------        -------
Offering costs charged to paid-in capital in excess of par
 value...........................................................      --            --        --             (0.19)
                                                                    -----------    -------   -------        -------
Net asset value, end of period...................................    $ 18.14       $ 12.09    $ 9.65        $ 14.10
                                                                    -----------    -------   -------        -------
                                                                    -----------    -------   -------        -------
Per share market value, end of period............................   $ 13.750       $10.125   $10.625       $ 11.875
                                                                    -----------    -------   -------        -------
                                                                    -----------    -------   -------        -------
Total investment return:
  Based on market price at beginning and end of period, assuming
   reinvestment of dividends.....................................      35.80%        (4.71)%   (8.04)%       (15.48)%+
  Based on net asset value at beginning and end of period,
   assuming reinvestment of dividends............................      50.04%        25.28%   (29.66)%         0.36%+
Ratios and supplemental data:
  Net assets, end of period (in millions)........................     $ 81.8        $ 54.5    $ 43.5         $ 63.6
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock dividend tax................       2.17%**       2.29%     2.34%          2.12%**
    Expenses, including Taiwan stock dividend tax@...............       2.70%**       2.80%     2.72%          2.20%**
    Net investment income (loss).................................      (2.22)%**     (1.98)%   (1.88)%         2.96%**
  Portfolio turnover.............................................      52.45%        94.12%    31.75%          9.33%
  Average commission rate per share++............................   $ 0.0056       $0.0042       N/A            N/A

--------------------------
  *  Commencement of operations.
 **  Annualized.
  +  Total return is calculated exclusive of sales charges.
 ++ For the six months ended June 30, 1997 and for the year ended December 31, 1996, the average commission rate paid on trades for which commissions were charged was 0.33% and 0.29% of the principal amount of the trade, respectively.
  @ The expense ratio for the period ended December 31, 1994 reflects reclassification of certain expenses for comparative purposes.

-----------------------------------------
BOARD OF DIRECTORS

Shuichi Komori, CHAIRMAN
Masaru Arai
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS
Masaru Arai
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.

ADMINISTRATOR AND CUSTODIAN

Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Rogers & Wells

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

                                         [ART]
      Semi-Annual Report
      June 30, 1997
      ----------------------------------